Exhibit 99.2

Investor Relations Contacts:

Keith Terreri, Vice President - Finance & Treasurer

Jim Mathias, Director - Investor Relations

214-570-4641

investor_relations@metropcs.com

MetroPCS Wireless, Inc. Announces Pricing of $1.0 Billion of 7 7/8% Senior Notes Due

2018 and an Increase in its Tender Offer for its 9 1/4% Senior Notes Due 2014 to $1.0 Billion

DALLAS (September 7, 2010) – MetroPCS Communications, Inc. (NYSE: PCS) announced today that its indirect wholly owned subsidiary, MetroPCS Wireless, Inc. (“Wireless”), has priced an underwritten public offering of $1.0 billion aggregate principal amount of 7 7/8% Senior Notes due 2018 (the “2018 Notes”). The 2018 Notes will be sold at a price equal to 99.277% of their face value with an effective yield of 8.0%. The offering is expected to close on September 21, 2010, subject to satisfaction of customary closing conditions. The 2018 Notes are being offered pursuant to an effective shelf registration statement and the related prospectus, including the prospectus supplement, on file with the Securities and Exchange Commission (the “SEC”). The joint book–running managers are J.P. Morgan Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., and the co-manager is Wells Fargo Securities, LLC. The intended purpose of the offering is to fund, together with cash on hand, the tender offer described below.

Wireless also amended its pending cash tender offer to increase the total amount to be purchased in the tender offer to up to $1.0 billion in aggregate principal amount of its outstanding 9 1/4 % Senior Notes due 2014 (CUSIP 591709AC4) (the “2014 Notes”) from the original $500 million announced earlier today. The remaining terms and conditions of the tender offer for the 2014 Notes as described in the Offer to Purchase dated September 7, 2010, including the Tender Consideration and Late Tender Consideration, remain unchanged. The tender offer will expire at 12:00 midnight EDT on October 5, 2010 unless extended or terminated earlier. The tender offer is conditioned upon the satisfaction or waiver of certain conditions, including the closing of the offering of the 2018 Notes.

Holders may obtain copies of the Offer to Purchase and the related Letter of Transmittal from the Information Agent and Depositary for the tender offer, MacKenzie Partners, Inc., at (800) 322-2885 (toll free) and (212) 929-5500.

J.P. Morgan Securities LLC is the Dealer Manager for the tender offer. Questions regarding the tender offer may be directed to J.P. Morgan Securities LLC at (212) 270-3994.

Neither MetroPCS Communications, Inc., Wireless, the Dealer Manager, the Information Agent and Depositary, nor any other person makes any recommendation as to whether holders of 2014 Notes should tender their 2014 Notes, and no one has been authorized to make such a recommendation. This announcement also is not an offer to purchase or a solicitation of an offer to purchase the 2014 Notes. The tender offer is being made solely by the Offer to Purchase dated September 7, 2010, as amended.

This announcement shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of, the 2018 Notes in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering of the 2018 Notes will be made only by means of the prospectus and related prospectus supplement. A copy of the prospectus and prospectus supplement relating to the offering of the 2018 Notes may be obtained by contacting J.P. Morgan Securities LLC at 383 Madison Ave, 2nd Floor, New York, NY 10179; (212) 270-3994.

About MetroPCS Communications, Inc.

Dallas-based MetroPCS Communications, Inc. (NYSE: PCS) is a provider of unlimited wireless communications service for a flat-rate with no annual contract. MetroPCS is the fifth largest facilities-based wireless carrier in the United States based on number of subscribers served and has access to licenses covering a population of approximately 146 million people in many of the largest metropolitan areas in the United States. As of June 30, 2010, MetroPCS had over 7.6 million subscribers.

Forward-Looking Statements

This news release includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and rule 3(b)-6 under the Securities Exchange Act of 1934, as amended. Any statements made in this release that are not statements of historical fact, including statements about our beliefs, opinions and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include the expected closing date of the 2018 Notes offering, possible or assumed future results of operations, and statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, capital expenditures, financing needs, outcomes of litigation and other information that is not historical information. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “will,” “forecast,” and other similar expressions.

These forward-looking statements, are based on reasonable assumptions at the time they are made, including our current expectations, plans and assumptions that have been made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such times. Forward-looking statements are not guarantees of future performance or results. Actual financial results, performance or results of operations may differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to:

•	the success of our 2018 Notes Offering and the tender offer for the 2014 Notes;

•	the highly competitive nature of our industry;

•	our ability to maintain our cost structure;

•	our and our competitors’ current and planned promotions, marketing and sales initiatives and our ability to respond and support them;

•	our ability to negotiate and maintain acceptable roaming arrangements;

•	the seasonality of our business and any failure to have strong customer growth in the first and fourth quarters;

•	increases or changes in taxes and regulatory fees;

•	the current economic environment in the United States and the state of the capital markets;

•	our exposure to counterparty risk in our financial agreements;

•	our ability to meet the demands and expectations of our customers, to maintain adequate customer care and manage our churn rate;

•	our ability to manage our growth, train additional personnel and maintain our financial and disclosure controls and procedures;

•	our ability to secure the necessary products, services, spectrum, content, and network infrastructure equipment;

•	the rapid technological changes in our industry;

•	our ability to respond to technology changes, and to maintain and upgrade our networks and business systems;

•	our deployment of new technologies such as LTE in our networks and its success and our ability to offer new services using such new technology;

•	our ability to adequately enforce or protect our intellectual property rights and defend against suits filed by others;

•	governmental regulation affecting our services and the costs of compliance and our failure to comply with such regulations;

•	our capital structure, including our indebtedness amounts and the limitations imposed by the covenants in our indebtedness;

•	changes in consumer preferences or demand for our products;

•	our inability to attract and retain key members of management;

•	our reliance on third parties to provide distribution, products, software and services that are integral to our business;

•	the performance of our suppliers and other third parties on whom we rely; and

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other factors described or referenced from time to time in our annual report on Form 10-K, for the year ended December 31, 2009 filed on March 1, 2010, as well as subsequent quarterly reports on Form 10-Q, or current reports on Form 8-K, all of which are on file with the SEC and may be obtained free of charge through the SEC’s website http://www.sec.gov.

The forward-looking statements speak only as to the date made, are based on current expectations, and are subject to and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements, which are based on current expectations and speak only as of the date of this release. MetroPCS Communications, Inc. and Wireless are not obligated to, and not undertake a duty to, update any forward-looking statement to reflect events after the date of this release, except as required by law. The results for any period may not be reflective of results for any other period or results for any quarter or quarters may not be reflective of full fiscal year results.